UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2024

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (412) 837-5300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition
On February 22, 2024, Smith Micro Software, Inc. issued a press release announcing its financial results for the three and twelve months ended December 31, 2023. A copy of the press release is hereby furnished to the Securities and Exchange Commission as Exhibit 99.1 and incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 7.01Regulation FD
The information set forth under Item 2.02 is incorporated into this Item 7.01 by reference.
Item 8.01Other Events
On February 22, 2024, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) regarding a special stockholders’ meeting currently expected to be held on April 1, 2024 (the “Special Meeting”) to authorize the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s common stock at an exchange ratio between 1-for-4 to 1-for-10 (the “Reverse Stock Split”).

The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market and to provide additional flexibility with respect to capital raising efforts and general corporate needs. The Board will determine the final split ratio after stockholder approval, based on a number of factors, and would retain the authority to abandon the Reverse Stock Split at any time or to delay or postpone it. The Board believes that the adopted range of Reverse Stock Split ratios provides the Company with the most flexibility to achieve the desired results of the Reverse Stock Split as further described in the preliminary proxy statement. The Board has determined that the Reverse Stock Split is in the best interests of the Company and its stockholders and is therefore seeking approval of the Reverse Stock Split from its stockholders at the Special Meeting.
Completion of the proposed Reverse Stock Split is subject to customary conditions, including obtaining stockholder approval at the Special Meeting. There are no assurances that the Reverse Stock Split will be completed, that it will result in an increased per share price over an extended period of time, or otherwise achieve its other intended effects. The Board reserves the right to elect not to proceed with the Reverse Stock Split if it determines that implementing it is no longer in the best interests of the Company and its stockholders.
Forward-Looking Statements
Certain statements in this Form 8-K are forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to the effects of our proposed Reverse Stock Split, including complying with the listing standards of the Nasdaq Capital Market, and other statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause or contribute to such differences are discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q. The forward-looking statements contained in this 8-K are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this 8-K.

Important Additional Information And Where to Find It
In connection with a Special Meeting currently scheduled for April 1, 2024, to approve the Reverse Stock Split, the Company has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC that will be mailed to its stockholders. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the Special Meeting. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING CAREFULLY AND IN THEIR ENTIRETY BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REVERSE STOCK SPLIT AND THE RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC (as and when available) from the SEC’s website at www.sec.gov and on the Company’s investor relations website at http://www.smithmicro.com.

Notice
This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, the Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement in connection with its annual meeting of stockholders held in 2023, which was filed with the SEC on April 27, 2023. You may obtain these documents without charge from the SEC’s website at www.sec.gov and on the Company’s investor relations website at http://www.smithmicro.com.
Item 9.01.Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release issued on February 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: February 22, 2024	By:	/s/ James M. Kempton
James M. Kempton
Vice President and Chief Financial Officer